                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                      ----------------------------------


                                   FORM 8-K
                                CURRENT REPORT


                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934


    Date of Report                                                 March 6, 1998
(Date of Earliest Event Reported)

                      COLUMBIA/HCA HEALTHCARE CORPORATION
            (Exact name of Registrant as specified in its Charter)


                                   DELAWARE
                           (State of Incorporation)


 001-11239                                                       75-2497104
(Commission                                                   (I.R.S. Employer
File Number)                                                 Identification No.)



One Park Plaza, Nashville, Tennessee                                 37203
(Address of principal executive offices)                          (Zip Code)

                                (615) 344-9551
             (Registrant's telephone number, including area code)

ITEM 5. OTHER EVENTS

            On March 6, 1998, Columbia/HCA Healthcare Corporation (the "Company") announced that management anticipates that earnings from continuing operations for the first quarter of 1998 are expected to be in the range of $.30 to $.35 per diluted share, before restructuring and investigation costs. After restructuring and investigation costs, and after subtracting results from discontinued operations, earnings are expected to be in the range of $.25 to $.30 per diluted share.

            A copy of the press release dated March 6, 1998 is attached as
Exhibit 20 and incorporated herein by reference.


ITEM 7. EXHIBIT

        Exhibit 20 Copy of press release dated March 6, 1998 relating to first quarter earnings release.


                                   SIGNATURE

        Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

COLUMBIA/HCA HEALTHCARE CORPORATION

/s/ JOHN M. FRANCK II
-----------------------------------------
John M. Franck II
Corporate Secretary

DATED:  March 6, 1998